UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2011

DEL TORO SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51712
(Commission File Number)

N/A
(IRS Employer Identification No.)

Suite 103 – 318 North Carson Street, Carson City, Nevada 89701-4597
(Address of principal executive offices and Zip Code)

775.782.3999
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On October 17, 2011, we announced that we have been notified by our joint venture participant, Yale Resources Ltd., that a drilling contract has been signed with Geometrics Mineral Services S.A. de C.V. and that drilling at Dos Naciones is set to start before the end of October.

Item 9.01	Financial Statements and Exhibits

99.1	News Release dated October 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TORO SILVER CORP.

/s/ Greg Painter
Greg Painter
President, Chief Executive Officer, Secretary and
Director

October 17, 2011